SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)	April 19, 2000

GEORGIA-PACIFIC CORPORATION (Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or Other Jurisdiction of Incorporation)	1-3506 (Commission File Number	93-0432081 (IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

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Item 5             Other Events.

           Attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference are press releases issued by Georgia-Pacific Corporation on April 19, 2000 regarding earnings for the first quarter of 2000 for Georgia-Pacific Group and The Timber Company.

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Item 7.             Financial Statements, Pro Forma Financial Information
                             and Exhibits.

(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation regarding Georgia-Pacific Group on April 19, 2000.
	99.2	Press release issued by Georgia-Pacific Corporation regarding The Timber Company on April 19, 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 19, 2000

GEORGIA-PACIFIC CORPORATION By /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Sequentially Numbered Description
99.1	Press release issued by Georgia-Pacific Corporation regarding Georgia-Pacific Group on April 19, 2000.
99.2	Press release issued by Georgia-Pacific Corporation regarding The Timber Company on April 19, 2000.